UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  February 9, 2006
                                                       -------------------------

                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-11681                               22-3439443
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     (Commission File Number)            (IRS Employer Identification No.)

      933 MacArthur Boulevard
        Mahwah, New Jersey                                07430
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 (Address of Principal Executive Offices)               (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

           On February 10, 2006 Footstar, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its receipt of a Wells notice from the staff of the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

  Exhibit No.                           Exhibit
  -----------                           -------

    99.1             Press release of the Company dated February 10, 2006.










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
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 10, 2006
                                     FOOTSTAR, INC.


                                     By:  /s/ Maureen Richards
                                         ---------------------------------------
                                         Maureen Richards
                                         Senior Vice President, General Counsel
                                         and Corporate Secretary














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
                                  EXHIBIT INDEX

       Exhibit No.                   Description
       -----------                   -----------

         99.1          Press release of the Company dated February 10, 2006.




















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